Exhibit 99.2

Q2 2025

Management Report

August 7, 2025

 Contents

■ Q2 2025 Results

– Overview

– Key Financial & Operating Metrics

– Revenue by Geographic Area

■ Q2 2025 Non-GAAP Results

– Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

– Reconciliation of GAAP to Non-GAAP Spending by Function

■ Related Information

The following commentary is provided by management and should be referenced in conjunction with PDF Solutions’ Second Quarter 2025 financial results press release available on its Investor Relations website at http://www.pdf.com/financial-news. These remarks represent management’s current views of the Company’s financial and operational performance and are provided to give investors and analysts further insight into its performance in advance of the earnings call webcast. The Company disclaims any duty to update this information for future events.

 PDF Solutions Reports Second Quarter 2025 Results

Q2 2025 Key Metrics	FINANCIAL RESULTS SUMMARY

Total Revenues: $51.7M

GAAP Gross Margin: 71%

■ Q2 2025 Total revenues of $51.7M was up 8% over Q1 2025 and up 24% over Q2 2024

■ Q2 2025 Analytics revenue of $48.8M was up 15% over Q1 2025 and up 28% over Q2 2024

■ Q2 2025 Integrated yield ramp revenue of $2.9M was down 45% over Q1 2025 and down 18% over Q2 2024

Non-GAAP Gross Margin: 76%

GAAP Diluted EPS: $0.03

Non-GAAP Diluted EPS: $0.19

Operating Cash Flow: ($5.2M)

Cash Used for Capital Expenditures: $8.5M

 Key Financial & Operating Metrics

Quarterly	(in thousands, except outstanding shares, which are in millions, and percentages)

	Q2’25	Q1’25	Q4’24	Q3’24	Q2’24
Revenues	$51,728	$47,778	$50,085	$46,409	$41,661
GAAP Gross Margin	71%	73%	68%	73%	71%
Non-GAAP Gross Margin	76%	77%	72%	77%	75%
Outstanding Debt	$68,117	$68,656	$—	$—	$—
Operating Cash Flow	$(5,215)	$8,640	$1,606	$9,275	$684
Cash Used for Capital Expenditures (CAPEX)	$8,526	$8,203	$5,847	$4,595	$5,320
Weighted Average Common Shares Outstanding	39.1	39.1	38.8	38.7	38.4
Effective Tax Rate	(1,514)%	(1)%	63%	39%	2%

 Key Financial & Operating Metrics

Year to Date	(in thousands, except outstanding shares, which are in millions, and percentages)

	Six Months Ended June 30,
	2025	2024	2023
Revenues	$99,506	$82,971	$82,360
GAAP Gross Margin	72%	69%	71%
Non-GAAP Gross Margin	76%	73%	74%
Outstanding Debt	$68,117	$—	$—
Operating Cash Flow	$3,425	$(1,178)	$(6,615)
Cash Used for CAPEX	$16,729	$7,343	$6,001
$ Shares Repurchased	$—	$6,899	$—
Weighted Average Common Shares Outstanding	39.1	38.5	37.8
Effective Tax Rate	36%	11%	(95)%

 Revenue by Geographic Area

Quarterly	(Dollars in thousands)

	Q2’25	Q1’25	Q4’24	Q3’24	Q2’24
United States	$19,954	$18,228	$16,320	$21,065	$19,223
% of Total	39%	38%	33%	45%	46%
Japan	$9,304	$11,736	$11,932	$6,275	$7,932
% of Total	18%	25%	24%	14%	19%
China	$12,190	$8,043	$4,576	$5,673	$7,000
% of Total	23%	17%	9%	12%	17%
Taiwan	$1,503	$1,494	$1,150	$6,273	$954
% of Total	3%	3%	2%	14%	2%
Rest of the world	$8,777	$8,277	$16,107	$7,123	$6,552
% of Total	17%	17%	32%	15%	16%
Total revenues	$51,728	$47,778	$50,085	$46,409	$41,661

 Revenue by Geographic Area

Year to Date	(Dollars in thousands)

	Six Months Ended June 30,
	2025	2024	2023
United States	$38,182	$36,956	$45,613
% of Total	38%	45%	55%
Japan	$21,040	$19,220	$4,870
% of Total	21%	23%	6%
China	$20,233	$11,853	$14,378
% of Total	20%	14%	18%
Taiwan	$2,997	$1,834	$3,365
% of Total	3%	2%	4%
Rest of the world	$17,054	$13,108	$14,134
% of Total	18%	16%	17%
Total revenues	$99,506	$82,971	$82,360

 GAAP / Non-GAAP Presentation

In addition to providing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), the Company also provides certain non-GAAP financial measures. Non-GAAP gross profit and margin exclude stock-based compensation expense and the amortization of acquired technology under costs of revenues. Non-GAAP net income excludes stock-based compensation expense, amortization of acquired technology under costs of revenues, amortization of other acquired intangible assets, amortization of debt issuance costs, and the effects of certain non-recurring items, such as expenses for certain legal proceedings, non-recurring legal, finance, integration and other costs, loss on damaged equipment in-transit, net of (recovery) from previously written-off property and equipment, and their related income tax effects, as applicable, as well as adjustments for the valuation allowance for deferred tax assets and reconciling items. These non-GAAP financial measures are used by management internally to measure the Company’s profitability and performance. PDF Solutions’ management believes that these non-GAAP measures provide useful supplemental information to investors regarding the Company’s ongoing operations in light of the fact that none of these categories of expense and income has a current effect on the future uses of cash (with the exception of expenses related to certain legal proceedings and non-recurring legal, finance, integration and other costs) nor do they impact the generation of current or future revenues. These non-GAAP results should not be considered an alternative to, or a substitute for, GAAP financial information, and may differ from similarly titled non-GAAP measures used by other companies. In particular, these non-GAAP financial measures are not a substitute for GAAP measures of income or loss as a measure of performance, or to cash flows from operating, investing and financing activities as a measure of liquidity. Since management uses these non-GAAP financial measures internally to measure profitability and performance, PDF Solutions has included these non-GAAP measures to give investors an opportunity to see the Company’s financial results as viewed by management. A reconciliation of the comparable GAAP financial measures to the non-GAAP financial measures is included herein.

 Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

Quarterly	(in thousands, except for per share amounts)

	Q2’25	Q1’25	Q4’24	Q3’24	Q2’24
GAAP net income (loss)	$1,146	$(3,032)	$539	$2,206	$1,705
Adjustments to reconcile GAAP net income (loss) to non-GAAP net income:
Stock-based compensation expense	6,199	6,596	6,507	6,730	5,700
Amortization of acquired technology under costs of revenues	998	678	583	584	584
Amortization of other acquired intangible assets	1,068	378	182	196	259
Expenses for certain legal proceedings (1)	112	115	69	—	—
Non-recurring legal, finance, integration and other costs	159	4,345	940	—	—
Loss on damaged equipment in-transit, net of (recovery) from previously written-off property and equipment	(663)	—	663	(55)	—
Amortization of debt issuance costs	71	5	—	—	—
Tax impact of valuation allowance for deferred tax assets and reconciling items (2)	(1,789)	(970)	375	262	(1,159)
Non-GAAP net income	$7,301	$8,115	$9,858	$9,923	$7,089
GAAP net income (loss) per diluted share	$0.03	$(0.08)	$0.01	$0.06	$0.04
Non-GAAP net income per diluted share	$0.19	$0.21	$0.25	$0.25	$0.18
Weighted average common shares used in GAAP net income (loss) per diluted share calculation	39,260	39,088	39,104	39,105	38,925
Weighted average common shares used in Non-GAAP net income per diluted share calculation	39,260	39,285	39,104	39,105	38,925

(1)	Represents legal costs and expenses related to certain litigation and an arbitration proceeding, which are expected to continue until these matters are resolved.

(2)

The difference between the GAAP and non-GAAP income tax provisions is primarily due to the valuation allowance on a GAAP basis and non-GAAP adjustments. For example, on a GAAP basis, the Company does not receive a deferred tax benefit for foreign tax credits or research and development credits after the valuation allowance. The Company’s non-GAAP tax rate and resulting non-GAAP tax expense is not calculated with a full U.S. federal or state valuation allowance due to the Company’s cumulative non-GAAP income and management’s conclusion that it is more likely than not to utilize its net deferred tax assets (DTAs). Each reporting period, management evaluates the need for a valuation allowance and may place a valuation allowance against its U.S. net DTAs on a non-GAAP basis if it concludes it is more likely than not that it will not be able to utilize some or all of its U.S. DTAs on a non-GAAP basis.

 Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

Year to Date	(in thousands, except for per share amounts)

	Six Months Ended June 30,
	2025	2024	2023
GAAP net income (loss)	$(1,886)	$1,312	$7,190
Adjustments to reconcile GAAP net income (loss) to non-GAAP net income:
Stock-based compensation expense	12,795	11,810	9,562
Amortization of acquired technology	1,676	1,168	1,106
Amortization of other acquired intangible assets	1,446	518	651
Expenses for certain legal proceedings (1)	227	—	2,299
Non-recurring legal, tax and accounting service-related costs	4,504	—	176
Recovery from previously written-off property and equipment	(663)	—	—
Amortization of debt issuance cost	76	—	—
Tax impact of valuation allowance for deferred tax assets and reconciling items (2)	(2,759)	(1,972)	(6,218)
Non-GAAP net income	$15,416	$12,836	$14,766
GAAP net income (loss) per diluted share	$(0.05)	$0.03	$0.18
Non-GAAP net income per diluted share	$0.39	$0.33	$0.38
Weighted average common shares used in GAAP net income (loss) per diluted share calculation	39,118	38,989	38,968
Weighted average common shares used in Non-GAAP net income per diluted share calculation	39,273	38,989	38,968

(1)	Represents legal costs and expenses related to certain litigation and an arbitration proceeding, which are expected to continue until these matters are resolved.

(2)

The difference between the GAAP and non-GAAP income tax provisions is primarily due to the valuation allowance on a GAAP basis and non-GAAP adjustments. For example, on a GAAP basis, the Company does not receive a deferred tax benefit for foreign tax credits or research and development credits after the valuation allowance. The Company’s non-GAAP tax rate and resulting non-GAAP tax expense is not calculated with a full U.S. federal or state valuation allowance due to the Company’s cumulative non-GAAP income and management’s conclusion that it is more likely than not to utilize its net deferred tax assets (DTAs). Each reporting period, management evaluates the need for a valuation allowance and may place a valuation allowance against its U.S. net DTAs on a non-GAAP basis if it concludes it is more likely than not that it will not be able to utilize some or all of its U.S. DTAs on a non-GAAP basis.

 Reconciliation of GAAP to Non-GAAP Spending by Function

Quarterly	(in thousands)

	Q2’25	Q1’25	Q4’24	Q3’24	Q2’24
Cost of Revenue - GAAP	$14,886	$12,955	$15,901	$12,484	$12,230
Adjustments to reconcile GAAP Cost of Revenue to Non-GAAP Cost of Revenue:
Stock-based compensation expense	(1,257)	(1,342)	(1,336)	(1,366)	(1,185)
Amortization of acquired technology	(998)	(678)	(583)	(584)	(584)
Cost of Revenue - Non-GAAP	$12,631	$10,935	$13,982	$10,534	$10,461

Research & Development - GAAP	$14,913	$14,628	$14,417	$13,516	$12,649
Adjustments to reconcile GAAP R&D to Non-GAAP R&D:
Stock-based compensation expense	(2,251)	(2,419)	(2,318)	(2,375)	(2,063)
Research & Development - Non-GAAP	$12,662	$12,209	$12,099	$11,141	$10,586

Selling, General, & Administrative - GAAP	$19,744	$23,372	$19,073	$18,094	$16,259
Adjustment to reconcile GAAP SG&A to Non-GAAP SG&A:
Stock-based compensation expense	(2,691)	(2,835)	(2,853)	(2,989)	(2,452)
Expenses for certain legal proceedings (1)	(112)	(115)	(69)	—	—
Non-recurring legal, finance, integration and other costs	(159)	(4,345)	(940)	—	—
Selling, General, & Administrative - Non-GAAP	$16,782	$16,077	$15,211	$15,105	$13,807

(1)	Represents legal costs and expenses related to certain litigation and an arbitration proceeding, which are expected to continue until these matters are resolved.

 Reconciliation of GAAP to Non-GAAP Spending by Function

Year to Date	(in thousands)

	Six Months Ended June 30,
	2025	2024	2023
Cost of Revenue - GAAP	$27,841	$25,759	$24,273
Adjustments to reconcile GAAP Cost of Revenue to Non-GAAP Cost of Revenue:
Stock-based compensation expense	(2,599)	(2,385)	(1,902)
Amortization of acquired technology	(1,676)	(1,168)	(1,106)
Cost of Revenue - Non-GAAP	$23,566	$22,206	$21,265

Research & Development - GAAP	$29,541	$25,633	$25,315
Adjustments to reconcile GAAP R&D to Non-GAAP R&D:
Stock-based compensation expense	(4,670)	(4,265)	(3,413)
Research & Development - Non-GAAP	$24,871	$21,368	$21,902

Selling, General, & Administrative - GAAP	$43,116	$32,757	$30,411
Adjustment to reconcile GAAP SG&A to Non-GAAP SG&A:
Stock-based compensation expense	(5,526)	(5,160)	(4,247)
Expenses for certain legal proceedings (1)	(227)	—	(2,299)
Non-recurring legal, finance, integration and other costs	(4,504)	—	(176)
Selling, General, & Administrative - Non-GAAP	$32,859	$27,597	$23,689

(1)	Represents legal costs and expenses related to certain litigation and an arbitration proceeding, which are expected to continue until these matters are resolved.